Exhibit 99.1


                                THE MORTGAGE POOL

GENERAL

         References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the later of (1) the first day of the month in which the related mortgage loan was deposited with the indenture trustee or (2) the origination date of such mortgage loan (each a "Cut-off Date").

         The mortgage pool will consist of approximately 3,129 conventional one- to four-family, adjustable-rate and fixed-rate, fully-amortizing and balloon payment mortgage loans secured by first and second liens on mortgaged properties and having an aggregate principal balance as of the Cut-off Date of approximately $749,996,362, after application of scheduled payments due on or before the Cut-off Date whether or not received. Approximately 99.93% of the mortgage loans have adjustable rates and are secured by first liens on the related mortgaged property. Approximately 0.01% of the mortgage loans have fixed rates and are secured by second liens on the related mortgaged property. The mortgage loans will have original terms to maturity of not greater than 30 years.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on each adjustable-rate mortgage loan will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on approximately 99.95% and 0.05% of the adjustable-rate mortgage loans adjusts based on an index equal to Six-Month LIBOR and One-Year CMT, respectively. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         Substantially all of the adjustable-rate mortgage loans have not reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

PREPAYMENT CHARGES

         Approximately 78.91% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No initial mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of the initial mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the initial mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the initial mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the initial mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the adjustable-rate initial mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy. None of the fixed-rate initial mortgage loans are so insured.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate.

The Radian PMI Rates will range from 0.37% per annum to 1.77% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

MORTGAGE LOAN CHARACTERISTICS

         The average principal balance of the mortgage loans at origination was approximately $240,258. No mortgage loan had a principal balance at origination of greater than approximately $930,000 or less than approximately $15,000. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $239,692. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $930,000 or less than approximately $14,251.

         As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 2.875% per annum to approximately 15.950% per annum and the weighted average mortgage rate was approximately 6.565% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 358 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to March 1, 1994 or after August 1, 2002, or will have a remaining term to maturity of less than 131 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is July 1, 2032.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the mortgage loans was approximately 82.94%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any mortgage loan was greater than approximately 100.00% or less than approximately 21.64%.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield Sensitivity of the Class B Bonds" in this prospectus supplement.

         One mortgage loan, representing approximately 0.01% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date), is a balloon loan. The amount of the balloon payment on this mortgage loan is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. This balloon loan in the mortgage loans has a weighted average remaining term to maturity of approximately 131 months.

         None of the mortgage loans are buydown mortgage loans.

         None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 17.80% of the adjustable-rate mortgage loans have not reached their first adjustment date as of the Closing Date.

         Approximately 78.91% of the mortgage loans provide for prepayment charges.

         Approximately 34.83% and 16.45% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.817% per annum

         Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                                                PRINCIPAL BALANCES AT ORIGINATION

                                                                                                                 PERCENTAGE OF
                  ORIGINAL                                                                                       CUT-OFF DATE
                MORTGAGE LOAN                               NUMBER OF       AGGREGATE UNPAID                       AGGREGATE
           PRINCIPAL BALANCES ($)                         MORTGAGE LOANS    PRINCIPAL BALANCE                  PRINCIPAL BALANCE
           ----------------------                         --------------    -----------------                  -----------------
      0.01 -  50,000.00......................                   13             $    433,473                           0.06%
 50,000.01 - 100,000.00......................                  208               17,314,358                           2.31
100,000.01 - 150,000.00......................                  569               71,817,026                           9.58
150,000.01 - 200,000.00......................                  609              106,573,531                          14.21
200,000.01 - 250,000.00......................                  511              114,404,878                          15.25
250,000.01 - 300,000.00......................                  398              109,012,718                          14.54
300,000.01 - 350,000.00......................                  296               95,971,163                          12.80
350,000.01 - 400,000.00......................                  228               85,822,184                          11.44
400,000.01 - 450,000.00......................                  120               50,829,534                           6.78
450,000.01 - 500,000.00......................                   76               36,354,434                           4.85
500,000.01 - 550,000.00......................                   28               14,609,972                           1.95
550,000.01 - 600,000.00......................                   31               17,702,574                           2.36
600,000.01 - 650,000.00......................                   16               10,091,821                           1.35
650,000.01 - 700,000.00......................                   10                6,786,144                           0.90
700,000.01 - 750,000.00......................                   11                8,080,023                           1.08
750,000.01 - 800,000.00......................                    2                1,542,687                           0.21
800,000.01 - 850,000.00......................                    1                  850,000                           0.11
850,000.01 - 900,000.00......................                    1                  869,842                           0.12
900,000.01 - 950,000.00......................                    1                  930,000                           0.12
                                                             -----             ------------                         ------
     Total...................................                3,129             $749,996,362                         100.00%
                                                             =====             ============                         ======

         The average principal balance of the mortgage loans at origination was approximately $240,258.

                                            PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                                                 PERCENTAGE OF
                                                                                                                 CUT-OFF DATE
           CURRENT MORTGAGE LOAN                            NUMBER OF       AGGREGATE UNPAID                       AGGREGATE
           PRINCIPAL BALANCES ($)                         MORTGAGE LOANS    PRINCIPAL BALANCE                  PRINCIPAL BALANCE
           ----------------------                         --------------    -----------------                  -----------------
      0.01 -  50,000.00......................                   13          $       433,473                           0.06%
 50,000.01 - 100,000.00......................                  211               17,611,425                           2.35
100,000.01 - 150,000.00......................                  571               72,232,059                           9.63
150,000.01 - 200,000.00......................                  610              107,024,962                          14.27
200,000.01 - 250,000.00......................                  505              113,241,347                          15.10
250,000.01 - 300,000.00......................                  399              109,312,674                          14.58
300,000.01 - 350,000.00......................                  298               96,695,240                          12.89
350,000.01 - 400,000.00......................                  227               85,552,303                          11.41
400,000.01 - 450,000.00......................                  119               50,471,310                           6.73
450,000.01 - 500,000.00......................                   76               36,354,434                           4.85
500,000.01 - 550,000.00......................                   28               14,609,972                           1.95
550,000.01 - 600,000.00......................                   30               17,306,646                           2.31
600,000.01 - 650,000.00......................                   16               10,091,821                           1.35
650,000.01 - 700,000.00......................                   10                6,786,144                           0.90
700,000.01 - 750,000.00......................                   11                8,080,023                           1.08
750,000.01 - 800,000.00......................                    2                1,542,687                           0.21
800,000.01 - 850,000.00......................                    1                  850,000                           0.11
850,000.01 - 900,000.00......................                    1                  869,842                           0.12
900,000.01 - 1,000,000.00....................                    1                  930,000                           0.12
                                                             -----             ------------                         ------
     Total...................................                3,129             $749,996,362                         100.00%
                                                             =====             ============                         ======

                 As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $239,692.

                                                         MORTGAGE RATES

                                                                                                            PERCENTAGE OF
                                                                                                            CUT-OFF DATE
                                                       NUMBER OF       AGGREGATE UNPAID                       AGGREGATE
           MORTGAGE RATES (%)                        MORTGAGE LOANS    PRINCIPAL BALANCE                  PRINCIPAL BALANCE
           ------------------                        --------------    -----------------                  -----------------
 2.875 -  2.999.......................                      1          $       281,406                          0.04%
 3.000 -  3.499.......................                      6                2,308,586                          0.31
 3.500 -  3.999.......................                     35                9,402,994                          1.25
 4.000 -  4.499.......................                     82               23,256,699                          3.10
 4.500 -  4.999.......................                    167               50,730,992                          6.76
 5.000 -  5.499.......................                    162               45,205,810                          6.03
 5.500 -  5.999.......................                    377              104,000,583                         13.87
 6.000 -  6.499.......................                    388               95,954,747                         12.79
 6.500 -  6.999.......................                    622              155,260,649                         20.70
 7.000 -  7.499.......................                    379               86,843,928                         11.58
 7.500 -  7.999.......................                    367               79,070,701                         10.54
 8.000 -  8.499.......................                    216               43,665,531                          5.82
 8.500 -  8.999.......................                    168               30,456,949                          4.06
 9.000 -  9.499.......................                     63               10,810,093                          1.44
 9.500 -  9.999.......................                     53                7,705,419                          1.03
10.000 - 10.499.......................                     19                2,343,176                          0.31
10.500 - 10.999.......................                     14                1,820,132                          0.24
11.000 - 11.499.......................                      5                  451,525                          0.06
11.500 - 11.999.......................                      1                  279,161                          0.04
12.000 - 12.499.......................                      1                   70,218                          0.01
13.500 - 13.999.......................                      2                   46,643                          0.01
15.500 - 15.499.......................                      1                   30,418                          0.00
                                                        -----             ------------                        ------
     Total............................                  3,129             $749,996,362                        100.00%
                                                        =====             ============                        ======

         The weighted average mortgage rate of the mortgage loans was approximately 6.565% per annum.

                                                      NEXT ADJUSTMENT DATE

                                                                                                            PERCENTAGE OF
                                                                                                            CUT-OFF DATE
                                                       NUMBER OF       AGGREGATE UNPAID                       AGGREGATE
           MORTGAGE RATES (%)                        MORTGAGE LOANS    PRINCIPAL BALANCE                  PRINCIPAL BALANCE
           ------------------                        --------------    -----------------                  -----------------
  Fixed-Rate Loans (N/A)..............                      7          $       493,806                          0.07%
  July 1, 2002........................                     13                2,799,581                          0.37
  August 1, 2002......................                     36                6,439,484                          0.86
  September 1, 2002...................                     57               12,778,196                          1.70
  October 1, 2002.....................                    148               35,274,680                          4.70
  November 1, 2002....................                    678              170,044,939                         22.67
  December 1, 2002....................                    811              204,788,040                         27.31
  January 1, 2003.....................                    347               91,303,170                         12.17
  February 1, 2003....................                      1                  344,913                          0.05
  May 1, 2003.........................                      4                  783,232                          0.10
  July 1, 2003........................                      6                1,727,917                          0.23
  August 1, 2003......................                      7                1,618,299                          0.22
  September 1, 2003...................                      4                  513,114                          0.07
  October 1, 2003.....................                      3                  280,063                          0.04
  November 1, 2003....................                      8                1,278,226                          0.17
  December 1, 2003....................                      5                  686,129                          0.09
  January 1, 2004.....................                     14                3,085,167                          0.41
  February 1, 2004....................                     29                4,796,780                          0.64
  March 1, 2004.......................                     37                8,067,138                          1.08
  April 1, 2004.......................                     53               11,068,775                          1.48
  May 1, 2004.........................                    203               44,316,968                          5.91
  June 1, 2004........................                    349               75,601,012                         10.08
  July 1, 2004........................                    159               33,960,755                          4.53
  August 1, 2004......................                      1                  261,884                          0.03
  September 1, 2004...................                      1                   39,769                          0.01
  October 1, 2004.....................                      1                   62,198                          0.01
  November 1, 2004....................                      1                  330,866                          0.04
  December 1, 2004....................                      2                  391,393                          0.05
  January 1, 2005.....................                      3                  556,124                          0.07
  February 1, 2005....................                      1                   69,107                          0.01
  March 1, 2005.......................                      2                  386,872                          0.05
  April 1, 2005.......................                      1                  115,060                          0.02
  May 1, 2005.........................                     22                5,737,320                          0.76
  June 1, 2005........................                     54               14,110,532                          1.88
  July 1, 2005........................                     27                6,675,200                          0.89
  May 1, 2007.........................                      5                  849,975                          0.11
  June 1, 2007........................                     24                6,652,479                          0.89
  July 1, 2007........................                      5                1,707,200                          0.23
                                                        -----             ------------                        ------
     Total............................                  3,129             $749,996,362                        100.00%
                                                        =====             ============                        ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the adjustable-rate mortgage loans will be approximately 12 months.

                                                          GROSS MARGIN

                                                                                                            PERCENTAGE OF
                                                                                                            CUT-OFF DATE
                                                       NUMBER OF       AGGREGATE UNPAID                       AGGREGATE
           GROSS MARGINS (%)                         MORTGAGE LOANS    PRINCIPAL BALANCE                  PRINCIPAL BALANCE
           -----------------                         --------------    -----------------                  -----------------
  Fixed-Rate Loans (N/A)..............                      7         $        493,806                          0.07%
  0.000 - 1.999 ......................                     12                5,184,054                          0.69
  2.000 - 2.249.......................                     51               15,247,994                          2.03
  2.250 - 2.499.......................                    217               56,022,220                          7.47
  2.500 - 2.749.......................                    704              183,113,786                         24.42
  2.750 - 2.999.......................                    809              202,771,088                         27.04
  3.000 - 3.249.......................                    547              128,292,272                         17.11
  3.250 - 3.499.......................                    293               62,986,429                          8.40
  3.500 - 3.749.......................                    116               24,209,820                          3.23
  3.750 - 3.999.......................                     85               17,216,403                          2.30
  4.000 - 4.249.......................                    111               23,442,129                          3.13
  4.250 - 4.499.......................                     23                5,205,550                          0.69
  4.500 - 4.749.......................                     34                7,429,793                          0.99
  4.750 - 4.999.......................                     26                4,603,293                          0.61
  5.000 - 5.249.......................                     37                7,100,110                          0.95
  5.250 - 5.499.......................                      8                  889,968                          0.12
  5.500 - 5.749.......................                      2                  343,970                          0.05
  5.750 - 5.999.......................                      6                  554,804                          0.07
  6.000 - 6.249.......................                      7                  848,293                          0.11
  6.250 - 6.499.......................                      5                  374,637                          0.05
  6.500 - 6.749.......................                      3                  505,418                          0.07
  6.750 - 6.999.......................                      1                   57,945                          0.01
  7.000 - 7.249.......................                      8                  968,677                          0.13
  7.250 - 7.499.......................                      4                  403,431                          0.05
  7.500 - 7.749.......................                      4                  590,500                          0.08
  7.750 - 7.999.......................                      6                  750,548                          0.10
  8.000 - 8.249.......................                      1                   47,781                          0.01
  8.250 - 8.499.......................                      1                  164,817                          0.02
  8.750 - 8.999.......................                      1                  176,826                          0.02
                                                        -----             ------------                        ------
     Total............................                  3,129             $749,996,362                        100.00%
                                                        =====             ============                        ======

         As of the Cut-off Date, the weighted average Gross Margin of the adjustable-rate mortgage loans will be approximately 2.916% per annum.

                                                      MAXIMUM MORTGAGE RATE

                                                                                                            PERCENTAGE OF
                                                                                                            CUT-OFF DATE
                                                       NUMBER OF       AGGREGATE UNPAID                       AGGREGATE
  MAXIMUM MORTGAGE RATE (%)                          MORTGAGE LOANS    PRINCIPAL BALANCE                  PRINCIPAL BALANCE
  -------------------------                          --------------    -----------------                  -----------------
  Fixed-Rate Loans (N/A)..............                      7          $       493,806                          0.07%
   9.000 -   9.499....................                      2                  811,322                          0.11
   9.500 -   9.999....................                     13                3,631,013                          0.48
  10.000 -  10.499....................                     33                8,017,501                          1.07
  10.500 -  10.999....................                     80               26,053,836                          3.47
  11.000 -  11.499....................                     78               21,079,102                          2.81
  11.500 -  11.999....................                    204               59,850,145                          7.98
  12.000 -  12.499....................                    202               51,879,483                          6.92
  12.500 -  12.999....................                  1,182              304,988,416                         40.67
  13.000 -  13.499....................                    363               84,407,716                         11.25
  13.500 -  13.999....................                    379               81,604,191                         10.88
  14.000 -  14.499....................                    218               44,365,056                          5.92
  14.500 -  14.999....................                    167               30,054,034                          4.01
  15.000 -  15.499....................                     68               12,430,326                          1.66
  15.500 -  15.999....................                     66               10,480,261                          1.40
  16.000 -  16.499....................                     19                2,719,069                          0.36
  16.500 -  16.999....................                     17                2,294,981                          0.31
  17.000 -  17.499....................                     13                2,012,415                          0.27
  17.500 -  17.999....................                      6                  839,708                          0.11
  18.000 -  18.499....................                      5                  547,018                          0.07
  18.500 -  18.999....................                      1                  268,000                          0.04
  19.000 -  19.499....................                      2                  480,074                          0.06
  19.500 -  19.999....................                      1                  227,200                          0.03
  20.000 -  20.499....................                      1                  252,000                          0.03
  20.500 -  20.999....................                      1                   94,701                          0.01
  21.000 -  23.000....................                      1                  114,989                          0.02
                                                        -----             ------------                        ------
  Total...............................                  3,129             $749,996,362                        100.00%
                                                        =====             ============                        ======

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the adjustable-rate mortgage loans will be approximately 12.857% per annum.

                                                    INITIAL FIXED-RATE PERIOD

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
      INITIAL FIXED-RATE PERIOD            MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
      -------------------------            --------------        -----------------          -----------------
   Fixed-Rate Loans (N/A).............                7            $     493,806                   0.07%
   Six Months.........................            1,948              501,974,993                  66.93
   One Year...........................                1                  344,913                   0.05
   Two Years..........................              989              204,529,771                  27.27
   Three Years........................              139               29,533,994                   3.94
   Five Years.........................               45               13,118,885                   1.75
                                                  -----             ------------                 ------
     Total............................            3,129             $749,996,362                 100.00%
                                                  =====             ============                 ======


                                                        INITIAL RATE CAP

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
         INITIAL RATE CAP (%)              MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
         --------------------              --------------        -----------------          -----------------
  Fixed-Rate Loans (N/A)..............               7           $      493,806                    0.07%
  1.00................................           1,908              495,064,161                   66.01
  1.50................................              41                7,255,745                    0.97
  3.00................................           1,173              247,182,650                   32.96
                                                 -----             ------------                  ------
     Total............................           3,129             $749,996,362                  100.00%
                                                 =====             ============                  ======


                                                        PERIODIC RATE CAP

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                              NUMBER OF           AGGREGATE UNPAID              AGGREGATE
        PERIODIC RATE CAP (%)              MORTGAGE LOANS        PRINCIPAL BALANCE          PRINCIPAL BALANCE
        ---------------------              --------------        -----------------          -----------------
  Fixed-Rate Loans (N/A)..............               7           $      493,806                     0.07%
  1.00................................           3,029              735,717,289                    98.10
  1.50................................              92               13,440,354                     1.79
  2.00................................               1                  344,913                     0.05
                                                 -----             ------------                   ------
     Total............................           3,129             $749,996,362                   100.00%
                                                 =====             ============                   ======

                                                  ORIGINAL LOAN-TO-VALUE RATIOS


                                                                                                PERCENTAGE OF
                                              NUMBER OF            AGGREGATE UNPAID        CUT-OFF DATE AGGREGATE
   ORIGINAL LOAN-TO-VALUE RATIOS (%)        MORTGAGE LOANS         PRINCIPAL BALANCE          PRINCIPAL BALANCE
   ---------------------------------        --------------         -----------------          -----------------
  20.01 -   25.00......................               2            $     228,903                     0.03%
  25.01 -   30.00......................               5                1,164,571                     0.16
  30.01 -   35.00......................              12                2,335,182                     0.31
  35.01 -   40.00......................              13                3,145,247                     0.42
  40.01 -   45.00......................              17                4,556,115                     0.61
  45.01 -   50.00......................              21                4,457,985                     0.59
  50.01 -   55.00......................              29                7,420,795                     0.99
  55.01 -   60.00......................              42               12,103,243                     1.61
  60.01 -   65.00......................              65               17,491,810                     2.33
  65.01 -   70.00......................             225               66,687,882                     8.89
  70.01 -   75.00......................             141               35,135,267                     4.68
  75.01 -   80.00......................             843              209,696,568                    27.96
  80.01 -   85.00......................              91               22,153,553                     2.95
  85.01 -   90.00......................             820              193,351,122                    25.78
  90.01 -   95.00......................             724              154,524,932                    20.60
  95.01 - 100.00.......................              79               15,543,188                     2.07
                                                  -----             ------------                   ------
    Total..............................           3,129             $749,996,362                   100.00%
                                                  =====             ============                   ======

         The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 21.64% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 82.94%.

                                                        OCCUPANCY TYPES

                                                                                                 PERCENTAGE OF
                                                                                                 CUT-OFF DATE
                                                   NUMBER OF          AGGREGATE UNPAID             AGGREGATE
OCCUPANCY TYPE                                   MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------                                   --------------       -----------------        -----------------
   Owner Occupied............................          2,769             $677,510,146                  90.34%
   Non-Owner Occupied........................            306               61,130,600                   8.15
   Second Home...............................             54               11,355,617                   1.51
                                                       -----             ------------                 ------
        Total................................          3,129             $749,996,362                 100.00%
                                                       =====             ============                 ======

         Occupancy type is based on the representation of the borrower at the time of origination.


                                          MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                                         PERCENTAGE OF
                                                                                                          CUT-OFF DATE
                                                            NUMBER OF          AGGREGATE UNPAID             AGGREGATE
LOAN PROGRAM AND DOCUMENTATION TYPE                       MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
-----------------------------------                       --------------       -----------------        -----------------
   Progressive Series Program (Full
   Documentation)............................                   312            $ 71,678,952                        9.56%
   Progressive Series Program (Lite
   Income/Stated Asset Documentation)........                     3                 514,343                        0.07
   Progressive Series Program (Limited
   (Stated) Documentation)...................                   303              78,846,694                       10.51
   Progressive Series Program (No
   Income/No Asset Documentation)............                    42              18,397,143                        2.45
   Progressive Express(TM)No Doc Program
   (No Documentation)........................                   229              45,398,269                        6.05
   Progressive Express(TM)Program
   (Verified Assets).........................                 1,014             267,831,926                       35.71
   Progressive Express(TM)Program (Non
   Verified Assets)..........................                 1,209             263,419,109                       35.12
   Progressive Express(TM)Program No Doc
   Program (Verified Assets).................                    17               3,909,927                        0.52
                                                              -----            ------------                      ------
        Total................................                 3,129            $749,996,362                      100.00%
                                                              =====            ============                      ======

         SEE "-- UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.

                                                         RISK CATEGORIES

                                                                                                         PERCENTAGE OF
                                                                                                         CUT-OFF DATE
                                                           NUMBER OF        AGGREGATE UNPAID               AGGREGATE
               CREDIT GRADE                             MORTGAGE LOANS      PRINCIPAL BALANCE          PRINCIPAL BALANCE
               ------------                             --------------      -----------------          -----------------
A+(1)......................................                   393             $108,106,397                   14.41%
A(1).......................................                   192               51,151,953                    6.82
A-(1)......................................                    60                8,867,374                    1.18
B(1).......................................                     8                  602,206                    0.08
C(1).......................................                     6                  628,491                    0.08
C+(1)......................................                     1                   80,709                    0.01
Progressive Express(TM)I(2)................                 1,138              276,054,881                   36.81
Progressive Express(TM)II(2)...............                 1,116              260,230,017                   34.70
Progressive Express(TM)III(2)..............                   110               23,393,484                    3.12
Progressive Express(TM)IV(2)...............                    67               13,726,077                    1.83
Progressive Express(TM)V(2)..................                  28                5,582,208                    0.74
Progressive Express(TM)VI(2).................                  10                1,572,563                    0.21
                                                            -----             ------------                  ------
   Total...................................                 3,129             $749,996,362                  100.00%
                                                            =====             ============                  ======

_________________

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and C+ correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the mortgage loans have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE "-- UNDERWRITING STANDARDS."

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

         SEE "-- UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.

                                                         PROPERTY TYPES

                                                                                                   PERCENTAGE OF
                                                                                                    CUT-OFF DATE
                                                    NUMBER OF           AGGREGATE UNPAID              AGGREGATE
               PROPERTY TYPE                     MORTGAGE LOANS        PRINCIPAL BALANCE         PRINCIPAL BALANCE
               -------------                     --------------        -----------------         -----------------
Single-Family...............................            2,079             $498,800,860                  66.51%
Planned Unit Development....................              584              156,043,063                  20.81
Condominium.................................              357               70,063,724                   9.34
Two-Family..................................               52               12,105,986                   1.61
Hi-Rise Condo...............................               27                6,724,765                   0.90
Four-Family.................................               16                3,156,950                   0.42
Three-Family................................               10                2,751,333                   0.37
Manufactured................................                4                  349,682                   0.05
                                                        -----             ------------                 ------
   Total....................................            3,129             $749,996,362                 100.00%
                                                        =====             ============                 ======



                                         GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                              PERCENTAGE OF
                                                                                              CUT-OFF DATE
                                                  NUMBER OF          AGGREGATE UNPAID           AGGREGATE
                   STATE                       MORTGAGE LOANS       PRINCIPAL BALANCE       PRINCIPAL BALANCE
                   -----                       --------------       -----------------       -----------------
California.................................           1,810             $485,640,245                64.75
Florida....................................             185               36,670,367                 4.89
Other (less than 3% in any one state)......           1,134              227,685,751                30.36
                                                      -----             ------------               ------
   Total...................................           3,129             $749,996,362               100.00
                                                      =====             ============               ======


         No more than approximately 0.52% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                                          LOAN PURPOSES

                                                                                               PERCENTAGE OF
                                                                                                CUT-OFF DATE
                                                  NUMBER OF          AGGREGATE UNPAID            AGGREGATE
               LOAN PURPOSE                    MORTGAGE LOANS       PRINCIPAL BALANCE        PRINCIPAL BALANCE
               ------------                    --------------       -----------------        -----------------
Purchase...................................           2,085             $489,381,730                65.25%
Cash-Out Refinance.........................             730              183,194,533                24.43
Rate and Term Refinance....................             314               77,420,100                10.32
                                                      -----             ------------               ------
   Total...................................           3,129             $749,996,362               100.00%
                                                      =====             ============               ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.